UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 21, 2019
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.  Results of Operations and Financial Condition
In connection with the offering of the Notes described in Item 8.01 below, Charles River Laboratories International, Inc. (“Company”) is disclosing in a confidential preliminary offering memorandum (the “Preliminary Offering Memorandum”) estimates of certain preliminary third quarter 2019 financial information. This information is included under the heading “Recent developments - Preliminary and unaudited estimates of the Company’s selected third quarter 2019 results” in Exhibit 99.1 attached hereto and incorporated herein by reference. The Company is continuing to review its preliminary third quarter 2019 financial information and actual results may differ materially from those contained herein. In particular, the preliminary financial information could vary from the final third quarter 2019 financial information based on the completion of the Company’s quarter-end closing process and final review by management of interim financial results.

The information disclosed under Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure
The information contained above under Item 2.02, including Exhibit 99.1 attached hereto and incorporated therein by reference, is incorporated under this Item 7.01.

The information disclosed under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference in any filing made under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01. Other Events
Senior Notes Offering
On October 21, 2019, the Company issued a press release announcing commencement of a proposed notes offering of $500 million aggregate principal amount of senior unsecured notes due 2028 (the “Notes”). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Proposed Credit Agreement Amendment
The Company is seeking an amendment to the revolving credit facility under its existing $2.3 billion senior credit facilities to increase lender commitments thereunder from $1.55 billion to $2.05 billion. There can be no assurance that the Company will successfully amend its revolving credit facility.
Caution Concerning Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “would,” “may,” “estimate,” “plan,” “outlook,” and “project,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements also include statements regarding the estimated preliminary third quarter 2019 financial information of Charles River and our specific businesses, including revenue and operating margins. Forward-looking statements are based on Charles River’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. A further description of these risks, uncertainties, and other matters can be found in the Risk Factors detailed in Charles River's Annual Report on Form 10-K as filed on February 13, 2019 and in our Quarterly Report on Form 10-Q as filed on July 31, 2019, as well as other filings we make with the Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Charles River, and Charles River assumes no obligation and expressly disclaims any duty to update information contained in this news release except as required by law.

ITEM 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

99.1	Excerpt from the Preliminary Offering Memorandum dated October 21, 2019 in connection with a proposed Notes offering.
99.2	Press Release dated October 21, 2019 regarding commencement of a proposed Notes offering.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	October 21, 2019	By:	/s/ Matthew L. Daniel
Matthew L. Daniel, Corporate Senior Vice President,
Legal Compliance, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Excerpt from the Preliminary Offering Memorandum dated October 21, 2019 in connection with a proposed Notes offering.
99.2	Press Release dated October 21, 2019 regarding commencement of a proposed Notes offering.

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